Exhibit 10.30

MEADWESTVACO CORPORATION

Amendments to the

The Mead Corporation Incentive Compensation Election Plan,

The Mead Corporation Deferred Compensation Plan for Directors,

The Mead Corporation Directors Capital Accumulation Plan

Westvaco Corporation Deferred Compensation Plan,

Westvaco Corporation Savings and Investment Restoration Plan, and

Westvaco Corporation Deferred Compensation Plan for Non-Employee Outside Directors

Westvaco Corporation Retirement Plan for Outside Directors

The Mead Corporation Incentive Compensation Election Plan (the “Mead DCP”), The Mead Corporation Deferred Compensation Plan for Directors (the “Mead Director DCP”), The Mead Corporation Directors Capital Accumulation Plan (the “Mead Director CAP”), Westvaco Corporation Deferred Compensation Plan (the “Westvaco DCP”), Westvaco Corporation Savings and Investment Restoration Plan, (the “SIRP”), Westvaco Corporation Deferred Compensation Plan for Non-Employee Outside Directors (the “Westvaco Director DCP”), and Westvaco Corporation Retirement Plan for Outside Directors (the “Westvaco Director Retirement Plan”) are hereby clarified and amended as set forth below.

A. Mead DCP

1. Section 1 of the Mead DCP is renamed “Purpose and History of Plan,” and amended by adding the following new paragraphs at the end thereof:

Effective January 29, 2002, The Mead Corporation and Westvaco Corporation became wholly owned subsidiaries of MW Holding Corporation, the name of which was subsequently changed to MeadWestvaco Corporation (“MeadWestvaco”). In connection with this event, MeadWestvaco assumed sponsorship of the benefit plans maintained by Westvaco, including the Plan. Accordingly, effective January 29, 2002, references to the “Company” other than those contained in this Section 1 shall be understood to refer to MeadWestvaco.

In connection with the establishment of MeadWestvaco, deferrals under the Plan were discontinued prior to January 1, 2003, and individuals who otherwise would have been eligible to participate in the Plan became eligible to participate in the MeadWestvaco Corporation Deferred Income Plan (the “DIP”). Prior to January 1, 2005, Participants in the Plan were permitted, but not required, to “roll over” the balances of Accounts under the Plan to the DIP. Account balances that were not rolled over to the DIP remain subject to the terms and conditions of the Plan.

All account balances are attributable to amounts “deferred” (within the meaning of Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004, including any regulations or other guidance thereunder (collectively the “AJCA”)) prior to January 1, 2005 and therefore are not subject to the AJCA. No change shall be made in the form or administration of the Plan as in effect on October 3, 2004 that would constitute a “material modification” (within the meaning of the AJCA) of the Plan. Unless expressly stated otherwise, any amendment to, or other action under, the Plan shall be null and void to the extent that such amendment or other action would otherwise be deemed to constitute a “material modification” (within the meaning of the AJCA) with respect to amounts “deferred” (within the meaning of the AJCA) prior to January 1, 2005.

2. Effective January 1, 2003, Section 5 of the Mead DCP is amended to provide as follows:

No individual may elect to defer incentive compensation under the Plan after December 31, 2002. Accounts under the Plan shall be distributed in accordance with Section 6.

B. Mead Director DCP

1. The following new Section 1 is added, and the remainder of the Mead Director DCP renumbered, and any cross-references updated accordingly:

History of the Plan

Effective January 29, 2002, The Mead Corporation and Westvaco Corporation became wholly owned subsidiaries of MW Holding Corporation, the name of which was subsequently changed to MeadWestvaco Corporation (“MeadWestvaco”). In connection with this event, MeadWestvaco assumed sponsorship of the benefit plans maintained by Westvaco, including the Plan. Accordingly, effective January 29, 2002, references to the “Company” other than those contained in this Section 1 shall be understood to refer to MeadWestvaco; provided that, for purposes of Section 2 hereof, the “Company” shall mean The Mead Corporation as it existed on January 28, 2002.

In connection with the establishment of MeadWestvaco, deferrals under the Plan were discontinued prior to January 1, 2003, and individuals who otherwise would have been eligible to participate in the Plan became eligible to participate in the MeadWestvaco Corporation Deferred Income Plan (the “DIP”). Prior to January 1, 2005, Participants in the Plan were permitted, but not required, to “roll over” the balances of Accounts under the Plan to the DIP. Account balances that were not rolled over to the DIP remain subject to the terms and conditions of the Plan.

All Account balances are attributable to amounts “deferred” (within the meaning of Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004, including any regulations or other guidance thereunder (collectively the “AJCA”)) prior to January 1, 2005 and therefore are not subject to the AJCA. No change shall be made in the form or administration of the Plan as in effect on October 3, 2004 that would constitute a “material modification” (within the meaning of the AJCA) of the Plan. Unless expressly stated otherwise, any amendment to, or other action under, the Plan shall be null and void to the extent that such amendment or other action would otherwise be deemed to constitute a “material modification” (within the meaning of the AJCA) with respect to amounts “deferred” (within the meaning of the AJCA) prior to January 1, 2005.

2. Effective January 1, 2003, Section 4 of the Mead Director DCP is amended to provide as follows:

No individual may elect to defer compensation under the Plan after December 31, 2002. Accounts under the Plan shall be distributed in accordance with the provisions of this Section 4 in effect immediately prior to January 1, 2003.

C. Mead Director CAP

1. Section 1.1 of the Mead Director CAP is renamed “Purpose and History of Plan,” and amended by adding the following new paragraphs at the end thereof:

Effective January 29, 2002, The Mead Corporation and Westvaco Corporation became wholly owned subsidiaries of MW Holding Corporation, the name of which was subsequently changed to MeadWestvaco Corporation (“MeadWestvaco”). In connection with this event, MeadWestvaco assumed sponsorship of the benefit plans maintained by Westvaco, including the Plan. Accordingly, effective January 29, 2002, references to the “Mead” other than those contained in this Section 1.1 shall be understood to refer to MeadWestvaco; provided that, for purposes of the definition of Eligible Director, “Mead” shall refer to The Mead Corporation as it existed on January 28, 2002.

In connection with the establishment of MeadWestvaco, deferrals under the Plan were discontinued prior to January 1, 2003, and individuals who otherwise would have been eligible to participate in the Plan became eligible to participate in the MeadWestvaco Corporation Deferred Income Plan (the “DIP”). Prior to January 1, 2005, Participants in the Plan were permitted, but not required, to “roll over” the balances of Accounts under the Plan to the DIP. Account balances that were not rolled over to the DIP remain subject to the terms and conditions of the Plan.

All Account balances are attributable to amounts “deferred” (within the meaning of Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004, including any regulations or other guidance thereunder (collectively the “AJCA”)) prior to January 1, 2005 and therefore are not subject to the AJCA. No change shall be made in the form or administration of the Plan as in effect on October 3, 2004 that would constitute a “material modification” (within the meaning of the AJCA) of the Plan. Unless expressly stated otherwise, any amendment to, or other action under, the Plan shall be null and void to the extent that such amendment or other action would otherwise be deemed to constitute a “material modification” (within the meaning of the AJCA) with respect to amounts “deferred” (within the meaning of the AJCA) prior to January 1, 2005.

2. Effective January 1, 2003, Section 3 of the Mead Director CAP is amended to provide as follows:

No individual may elect to defer compensation under the Plan after December 31, 2002. Accounts under the Plan shall be distributed in accordance with the provisions of Section 8.

D. Westvaco DCP

1. Section 1.1 of the Westvaco DCP is renamed “Purpose and History of Plan,” and amended by adding the following new paragraphs at the end thereof:

Effective January 29, 2002, The Mead Corporation and Westvaco Corporation became wholly owned subsidiaries of MW Holding Corporation, the name of which was subsequently changed to MeadWestvaco Corporation (“MeadWestvaco”). In connection with this event, MeadWestvaco assumed sponsorship of the benefit plans maintained by Westvaco, including the Plan. Accordingly, effective January 29, 2002, references to the “Company” shall be understood to refer to MeadWestvaco.

In connection with the establishment of MeadWestvaco, deferrals under the Plan were discontinued prior to January 1, 2003, and individuals who otherwise would have been eligible to participate in the Plan became eligible to participate in the MeadWestvaco Corporation Deferred Income Plan (the “DIP”). Prior to January 1, 2005, Participants in the Plan were permitted, but not required, to “roll over” the balances of Accounts under the Plan to the DIP. Account balances that were not rolled over to the DIP remain subject to the terms and conditions of the Plan.

All Account balances are attributable to amounts “deferred” (within the meaning of Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004, including any regulations or other guidance thereunder (collectively the “AJCA”))) prior to January 1, 2005 and therefore are not subject to the AJCA. No change shall be made in the form or administration of the Plan as in effect on October 3, 2004 that would constitute a “material modification” (within the meaning of the AJCA) of the Plan. Unless expressly stated otherwise, any amendment to, or other action under, the Plan shall be null and void to the extent that such amendment or other action would otherwise be deemed to constitute a “material modification” (within the meaning of the AJCA) with respect to amounts “deferred” (within the meaning of the AJCA) prior to January 1, 2005.

2. Effective January 1, 2003, Article II of the Westvaco DCP is amended to provide as follows:

No individual may elect to defer compensation under the Plan after December 31, 2002. Accounts under the Plan shall be distributed in accordance with Article IV.

3. Effective January 1, 2005, Section 4.5 of the Westvaco DCP is amended to provide as follows:

Section 4.5

Hardship Withdrawals. Upon request of a Participant, the Participant shall receive a special lump-sum distribution (a “Withdrawal”) of all or a portion of his or her Account as set forth in this Section 4.5, subject to the limitations set forth below. If the Administrative Committee determines, in accordance with such procedures as it may establish from time to time, that the Participant has experienced an unforeseeable financial hardship as a result of the illness or accidental injury of the Participant or a dependant of the Participant, a casualty loss of property not fully covered by insurance, or other similar financial hardship caused by unforeseeable circumstances beyond the control of the Participant, then the Administrative Committee (i) shall cancel any deferral elections previously filed by the Participant (under the DIP or any other nonqualified deferred compensation maintained by the Company and its subsidiaries) with respect to compensation to be earned after the Administrative Committee makes its determination, and (ii) may approve a distribution from the Participant’s Account, but only to the extent necessary to alleviate the financial hardship after taking into account the effect of the foregoing cancellation of Deferral Elections.

E. SIRP

1. Paragraph 1 of the SIRP is amended by adding the following new paragraphs at the end thereof:

Effective January 29, 2002, The Mead Corporation and Westvaco Corporation became wholly owned subsidiaries of MW Holding Corporation, the name of which was subsequently changed to MeadWestvaco Corporation (“MeadWestvaco”). In connection with this event, MeadWestvaco assumed sponsorship of the benefit plans maintained by Westvaco, including the Plan. Accordingly, effective January 29, 2002, references to Westvaco Corporation, Westvaco, or Employer other than those contained in this Paragraph 1 shall be understood to refer to MeadWestvaco; provided that, for purposes of determining eligibility to participate in the Plan, the Affiliated Group shall mean Westvaco and its Subsidiaries as of January 29, 2002. No person became a Member of the Plan on or after January 29, 2002.

In connection with the establishment of MeadWestvaco, deferrals under the Plan were discontinued prior to January 1, 2003, and individuals who otherwise would have been eligible to participate in the Plan became eligible to participate in the MeadWestvaco Corporation Deferred Income Plan (the “DIP”). Prior to January 1, 2005, Participants in the Plan were permitted, but not required, to “roll over” the balances of Accounts under the Plan to the DIP. Account balances that were not rolled over to the DIP remain subject to the terms and conditions of the Plan.

All Account balances are attributable to amounts “deferred” (within the meaning of Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004, including any regulations or other guidance thereunder (collectively the “AJCA”)) prior to January 1, 2005 and therefore are not subject to the AJCA. No change shall be made in the form or administration of the Plan as in effect on October 3, 2004 that would constitute a “material modification” (within the meaning of the AJCA) of the Plan. Unless expressly stated otherwise, any amendment to, or other action under, the Plan shall be null and void to the extent that such amendment or other action would otherwise be deemed to constitute a “material modification” (within the meaning of the AJCA) with respect to amounts “deferred” (within the meaning of the AJCA) prior to January 1, 2005.

2. Effective January 1, 2003, Paragraph 4 of the SIRP is amended to provide as follows:

No individual may elect Salary Reductions under the Plan after December 31, 2002. Accounts under the Plan shall be distributed in accordance with Paragraph 6.

F. Westvaco Director DCP

1. Section 1.1 of the Westvaco Director DCP is renamed “Purpose and History of Plan,” and amended by adding the following new paragraphs at the end thereof:

Effective January 29, 2002, The Mead Corporation and Westvaco Corporation became wholly owned subsidiaries of MW Holding Corporation, the name of which was subsequently changed to MeadWestvaco Corporation (“MeadWestvaco”). In connection with this event, MeadWestvaco assumed sponsorship of the benefit plans maintained by Westvaco, including the Plan. Accordingly, effective January 29, 2002, references to the “Company” other than those contained in this Section 1.1 shall be understood to refer to MeadWestvaco; provided that, for purposes of the definition of Eligible Director, the “Company” shall refer to Westvaco Corporation as it existed prior to January 29, 2002. No person became a Participant on or after January 29, 2002.

In connection with the establishment of MeadWestvaco, deferrals under the Plan were discontinued prior to January 1, 2003, and individuals who otherwise would have been eligible to participate in the Plan became eligible to participate in the MeadWestvaco Corporation Deferred Income Plan (the “DIP”). Prior to January 1, 2005, Participants in the Plan were permitted, but not required, to “roll over” the balances of Accounts under the Plan to the DIP. Account balances that were not rolled over to the DIP remain subject to the terms and conditions of the Plan.

All Account balances are attributable to amounts “deferred” (within the meaning of Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004, including any regulations or other guidance thereunder (collectively the “AJCA”)) prior to January 1, 2005 and therefore are not subject to the AJCA. No change shall be made in the form or administration of the Plan as in effect on October 3, 2004 that would constitute a “material modification” (within the meaning of the AJCA) of the Plan. Unless expressly stated otherwise, any amendment to, or other action under, the Plan shall be null and void to the extent that such amendment or other action would otherwise be deemed to constitute a “material modification” (within the meaning of the AJCA) with respect to amounts “deferred” (within the meaning of the AJCA) prior to January 1, 2005.

2. Effective January 1, 2003, Article II of the Westvaco Director DCP is amended to provide as follows:

No individual may elect to defer Eligible Compensation under the Plan after December 31, 2002. Accounts under the Plan shall be distributed in accordance with Article IV.

G. Westvaco Director Retirement Plan

1. By resolution of the Board of Directors of Westvaco Corporation, the Westvaco Director Retirement Plan was terminated effective February 25, 1997. Pursuant to the termination resolution, all benefits accrued under the Westvaco Director Retirement Plan as of February 25, 1997 shall be preserved and paid in accordance with such plan, and all benefits established for directors previously retired shall continue to be paid in accordance with such plan.

2. In accordance with the rules in effect for the Westvaco Director Retirement Plan as of October 3, 2004, the accrued benefit of each Member of the Westvaco Director Retirement Plan who was not in pay status as of October 3, 2004 shall be paid in the form of a single-life annuity, commencing on the first day of the calendar month next following the later of (a) the Member’s separation from service (as determined by MeadWestvaco in accordance with Treas. Reg. § 1.409A-1(h)) or (b) the Member’s 72nd birthday.

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IN WITNESS WHEREOF, the undersigned has executed the above amendment.

/s/ John A. Luke, Jr.
John A. Luke, Jr.
Chairman and Chief Executive Officer

APPROVALS

LAW DEPARTMENT

FILED: December 30, 2008

By	/s/ John J. Carrara
John J. Carrara
Associate General Counsel and Assistant Secretary

By	/s/ Wendell L. Willkie, II
Wendell L. Willkie, II
Senior Vice President, General Counsel and Secretary